UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 11, 2003

                          Gladstone Capital Corporation
             (Exact name of registrant as specified in its chapter)

          Maryland                       814-00237               54-2040781
(State or other jurisdiction            (Commission             (IRS Employer
      of incorporation)                 File Number)         Identification No.)

      1616 Anderson Road, Suite 208
            McLean, Virginia                                       22102
(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code: (703) 286-7000

Item 7. Financial Statements and Exhibits.

      (a) Not applicable.

      (b) Not applicable.

      (c) Exhibits.

            Exhibit No.      Description
            -----------      -----------

               99.1          Press release dated September 11, 2003

Item 9. Regulation FD Disclosure.

In accordance with interim guidance of the Securities and Exchange Commission, this disclosure pursuant to Item 12 of Form 8-K is being filed as Item 9.

On September 11, 2003, Gladstone Capital Corporation issued a press release announcing that it had declared a dividend for the fourth quarter of 2003. The text of the press release is included as an exhibit to this Form 8-K. Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibits and the information set forth therein and herein is deemed to be furnished and shall not be deemed to be filed.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date September 11, 2003                        Gladstone Capital Corporation
                                                       (Registrant)

                                       By: /s/ Harry Brill
                                           -------------------------------------
                                          (Harry Brill, Chief Financial Officer)

                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

99.1              Press release dated September 11, 2003